NOTE RECEIVABLE	12 Months Ended
Dec. 31, 2012
NOTE RECEIVABLE
NOTE RECEIVABLE

3.  NOTE RECEIVABLE

On May 16, 2011, the sale of Lone Star LP was completed and the unsecured creditors of MEC received the first U.S. $20.0 million of the net proceeds from the sale and the Company received U.S. $25.8 million, net of a working capital adjustment and closing costs. The net proceeds received by the Company of U.S. $25.8 million consisted of U.S. $10.8 million in cash, U.S. $0.5 million of which was being held in escrow to cover any potential claims by the purchaser and a note receivable of U.S. $15.0 million. The note receivable bears interest at 5.0% per annum and was payable in three U.S. $5.0 million instalments plus accrued interest every nine months on February 15, 2012, November 15, 2012 and August 15, 2013. The note receivable is unsecured and has been guaranteed by the parent company of the purchaser. In connection with the Arrangement, the proceeds from the sale of Lone Star LP are shared equally between the Company and the Stronach Shareholder. Payments are made to the Stronach Shareholder who remits 50% of those payments to the Company pursuant to the terms of the Arrangement.

The Company received its portion of the first and second instalments of the note receivable of $2.5 million each plus accrued interest of $0.3 million and $0.2 million on February 21 and November 16, 2012 respectively. During the third quarter of 2012, the Company and the Stronach Shareholder agreed to forgive U.S. $250 thousand collectively of the amount being held in escrow as settlement of a claim by the purchaser.